U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2009

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition

Item 8.01 Other Events.

On July 26, 2009, Citigroup issued a press release announcing the preliminary results of its previously announced public offers to exchange its publicly held convertible and non-convertible preferred and trust preferred securities for newly issued shares of its common stock, which expired at 5:00 p.m., New York City time on July 24, 2009. A copy of this press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

In addition, the voting deadline for the matters covered by the preferred proxy statement expired at 5:00 p.m., New York City time on July 24, 2009 and as of the voting deadline, the votes cast on the proposals did not meet the required quorum of a majority of the outstanding common shares; therefore, the proposals were not approved.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

# # #

Citi, the leading global financial services company, has approximately 200 million customer accounts and does business in more than 140 countries. Through its two operating segments, Citicorp and Citi Holdings, Citi provides consumers, corporations, governments and institutions with a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, and wealth management. Additional information may be found at www.citigroup.com or www.citi.com.

In connection with the exchange offers, Citi filed a Registration Statement on Form S-4 that contains a prospectus and related exchange offer materials with the Securities and Exchange Commission (the “SEC”) on July 17, 2009. This registration statement was declared effective on July 17, 2009. Citi has mailed the prospectus to the holders of its series of convertible and non-convertible public preferred stock and TRUPs and E-TRUPs that may be eligible to participate in the exchange offers. Holders of these series of preferred stock, TRUPs and E-TRUPs are urged to read the prospectus and related exchange offer materials because they contain important information.

In connection with the solicitation of proxies for the proposed amendments to its certificate of incorporation, Citi has filed definitive proxy statements with the SEC. The definitive proxy statements and accompanying proxy cards have been mailed to stockholders of Citi. Investors and security holders of Citi are urged to read the proxy statements and other relevant materials because they contain important information.

Citi and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed amendments to its certificate of incorporation and the certificates of designations of its public preferred stock. Information regarding Citi’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009, and its definitive proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on March 19, 2009. The proxy statements contain additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Press Release, dated July 26, 2009, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 27, 2009

	By:	/S/ MICHAEL S. HELFER
	Name:	Michael S. Helfer
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated July 26, 2009, issued by Citigroup Inc.